UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2017

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Hurco Companies, Inc. (the “Company”) on November 17, 2017 (the “Original Form 8-K”), solely for the purpose of replacing the version of the Company’s Amended and Restated By-laws filed as Exhibit 3.2 to the Original Form 8-K. It was intended that a marked version of the Company’s Amended and Restated By-laws, showing the amendments thereto adopted on November 16, 2017, be filed as Exhibit 3.2 to the Original Form 8-K, but a clean version was inadvertently filed as Exhibit 3.2. A marked copy of the Company’s Amended and Restated By-laws, showing the amendments thereto adopted on November 16, 2017, is filed as Exhibit 3.2 hereto. No other changes have been made to the Original Form 8-K or the exhibits thereto.

Item 9.01	Financial Statements and Exhibits

EXHIBIT INDEX

3.1*	Amended and Restated By-laws of the Company, as amended November 16, 2017
3.2	Amended and Restated By-laws of the Company (marked to show the amendments adopted on November 16, 2017)
99.1*	Dividend press release dated November 17, 2017

____________

* Previously filed as an exhibit with the same exhibit number to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2017

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland, Executive Vice President, Secretary, Treasurer and Chief Financial Officer